Exhibit 99.1

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC. NASDAQ: AVCT

DISCLAIMER This presentation (this “Presentation”) and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will American Virtual Cloud Technologies, Inc. (“AVCT”) or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes. AVCT has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with AVCT or its representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of AVCT or an investment in AVCT. Recipients of this Presentation should each make their own evaluation of AVCT and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. F o rw a r d - L o o k i n g S tat eme n t s This Presentation includes certain statements that are not historical facts but are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward - looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market size and opportunity. These statements are based on various assumptions and on the current expectations of AVCT’s management and are not predictions of actual performance. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and, must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AVCT. These forward - looking statements are subject to a number of risks and uncertainties, including changes in AVCT’s clients’ preferences, prospects and the competitive conditions prevailing in the industries in which AVCT operates; AVCT’s substantial indebtedness; risks associated with the potential effects of COVID - 19 on AVCT’s business; risks that the Kandy Communications business will not be integrated successfully; failure to realize anticipated benefits of the combined operations; ability to retain key personnel; the potential impact of consummation of the Kandy Communications acquisition on relationships with third parties, including customers, employees and competitors; conditions in the capital markets; and those factors discussed in AVCT’s annual report on Form 10 - K filed with the SEC on March 31, 2021 under the heading “Risk Factors,” and other documents of AVCT filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements. There may be additional risks that AVCT presently does not know or that AVCT currently believes are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. In addition, forward - looking statements reflect AVCT’s expectations, plans or forecasts of future events and views as of the date of this document. AVCT anticipates that subsequent events and developments will cause its assessments to change. However, while AVCT may elect to update these forward - looking statements at some point in the future, AVCT specifically disclaims any obligation to do so. These forward - looking statements should not be relied upon as representing AVCT’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward - looking statements Trademarks This Presentation contains trademarks, service marks, trade names and copyrights of AVCT and other companies, which are the property of their respective owners. 2

FORMATION OF AVCT 4/2020 Pensare completes business combination with Computex, changing the name to AVCtechnologies, Inc. (Nasdaq: AVCT) 12/2020 AVCT acquires Kandy Solutions cloud communications platform from Ribbon Communications 4/2016 Pensare Acquisition Corporation, a special purpose acquisition company (SPAC) listed on Nasdaq Founded in 1987 Regional based Solutions Provider focused on Managed Services, Cloud & Cybersecurity solutions 3 Globally deployed, white - label, carrier grade, cloud - based platform for Unified Communications as a Service (UCaaS), Contact Center as a Service (CCaaS), and Communications Platform as a Service (CPaaS)

LEADERSHIP 5 DARRELL MAYS Chief Executive Officer THOMAS KING Chief Financial Officer CHUCK CANTON President Kandy Communications KEVIN KEOUGH President • Founder and CEO, nsoro (sold to MasTec, NYSE: MTZ) • 7 follow - on acquisitions and $11 Bn+ in contractual revenue with AT&T • Managing Partner, Navigation Capital Partners • Former Chief Financial Officer at Tier One Holding Corp & Allied Systems Holdings, Inc. • Former Engagement Partner at Tatum (a Randstad Company) • Former Managing Director, Investcorp North American Private Equity Group • Former Head of portfolio management, Arcapita • Former Partner, McKinsey & Co. • Former Global Vice President of Customer Success and Operations at Vonage Holdings (NYSE:VG) • Former President of Services and Operations at Compass

U C a a S C C a a S C Pa a S THE MARKET With demand for cloud technology increasing, the already sizable TAM for cloud communications is on track to nearly double in size over the next four years 2021 2025 6 $58bn $100bn Sources: IDC UC and Collaboration 2019 - 2025 May 2021, Juniper CPaaS: Future Market Outlook & Emerging Opportunities 2020 - 2025 July 2021, Company Estimates, September 2021

UNIQUE POSITIONING GLOBALIZATION • Extended Geographical Reach • Ubiquitous Experience • Virtual Identity, Gig Economy MOBILIZATION • Work from Anywhere • Network, Any Device • Mobile First VIRTUALIZATION • Economies of Scale, Lower Total Cost of Ownership • Pay for what you use • Agile Innovation RECENT TRENDS: 1. The market timing is NOW – Digital transformation has accelerated by at least 5 years 2. Work from anywhere – Acceptance and the parameters of how people work has changed forever 3. Mid & large enterprises are more complex and need one partner – One vendor for UCaaS. CPaaS and CCaaS to integrate internal and external communications 4. WebEx, Teams, & Zoom are here to stay – Collaboration plays need partners to complement, co - exist and add value to Over - The - Top (OTT) players 5. CPaaS technology is the future – Product developers & Independent Software Vendors (ISVs) are increasingly the influencers 6. Moving to the cloud – Businesses are looking for one comprehensive cloud communications vendor to meet their integrated needs 7 AVCT is uniquely positioned to monetize mega trends in the enterprise cloud communications

KANDY'S INTEGRATED PORTFOLIO OF SERVICES

AVC technologies

UCaaS

Unified Communications As a Service

White-Label

- Anywhere/Any device
- Communications & Collaboration
- Cloud PBX
- SIP Trunking, Global PSTN
- Customizable packages
- Reseller ready white-label portal
- WebRTC differentiation: Wrappers, soft clients, WebRTC API

MS Teams DRaaS

Microsoft Teams Direct Routing As a Service

White-Label

- Global PSTN calling using existing enterprise voice plan
- White-glove onboarding with a self-service portal for auto management
- Multi-vendor phone support including non-Teams devices
- Kandy UCaaS/CPaaS integration for advanced features

CCaaS

Contact Center As a Service

White-Label

- Better customer experience
- Omni Channel Communications
- Powerful Chat/Voice AI bots
- Basic to advanced options
  - Kandy Live Support
  - Kandy Call Center
  - Kandy Contact Center

CPaaS

Communications Platform as a Service

White-Label

- API-enables existing network and services
- Digital portal for obtaining & managing carrier services supporting SMB, mid and large enterprise
- Supports marketplace and traditional service sales models
- Turnkey apps
- Integrated CSP billing

Secure Digital Transformation Solutions for Enterprise Communications and Customer Engagement

UC Solutions
Global PSTN

Microsoft Teams
Global PSTN

Contact Center
Solutions

Messaging, Chat, Voice, Video,
and 2FA APIs, SDKs

PREMIER CLOUD PROVIDERS: (Storage / Compute) CARRIER SUPER NETWORK PROVIDERS: (Dial tone) 9 KANDY'S GLOBAL REACH • Geo - redundant global cloud footprint • Carrier - grade elements with high availability design • Deployed in world - class datacenters • 24/7 support Network Operating Center (NOC) • Network & connectivity available (SD - WAN, etc.) • Maintained by Kandy experts with decades of experience managing carrier - grade networks • Global footprint with 10 data centers • Full access to global PSTN (120 Countries) • Redundancy & resiliency built in • Carrier - grade 99.999% reliability AVCT supports customers' domestic and international operations: Major Points of Presence (POPs) Dial Tone Access

LARGE, GLOBAL CHANNELS AND ENTERPRISES TRUST KANDY With Kandy’s global reach and white - label services, enterprises can move away from legacy telephony and expensive infrastructure Many of the world's largest carriers and enterprises including AT&T, IBM, and Etisalat have chosen Kandy for their cloud communication needs Secure Digital Transformation Solutions for Enterprise Communications and Customer Engagement Large Enterprise & Vertical Focus Solving complex real - time communications Flexible Global Cloud & Network Footprint Global cloud footprint and PSTN access for flexibility for service providers & enterprise Bridge CPaaS & UCaaS Protect existing investments, preserve quality of service, enterprise - grade SLAs, integrate Microsoft Teams Direct Routing Commercial Benefits Value - based package pricing options, self - serve push - button deployment, monthly subscription, transactional APIs Customer Engagement Boost customer satisfaction and engagement w/ omnichannel, AI Chat, AI IVR and social media AVCT provides enterprise international deployment, staging, monitoring, Tier 1 support, customer onboarding, gateways, phones and hands on assistance

KANDY DIGITAL TRANSFORMATION USING REAL TIME COMMUNICATIONS FOR ENTERPRISE

Enterprise Communications



- Transform enterprise communications from legacy PBXs and phones, to cloud-based unified communications on any device, anywhere
- Supports Microsoft Teams Direct Routing & SIP Trunking integration
- *Reduces cost for enterprises while greatly expanding functionality*

- Kandy UCaaS
- Kandy CPaaS
- Kandy MS Teams DRaaS
- WebRTC
- CCaaS

Business Process Optimization (BPO)

- Optimize enterprise business processes and workflows with embedded communications
- Real-time communications for Robotic Process Automation via APIs
- Layer on chat/voice AI bots for additional gains
- *Drive productivity and efficiency with better communications*

- Kandy CPaaS APIs & SDKs
- Kandy Wrappers LS, VA
- Chat & Voice AI IVR
- CCaaS

Customer Experience (CX)

- Boost customer satisfaction and engagement by offering multimedia modalities that customers prefer and choose
- Escalate from chatbot, chat, voice, or AI to omnichannel experience
- *Better customer service drives CX, CSAT, and brand value*

- AI powered CCaaS
- AI-IVR & Chatbots
- Google, Watson, or your own AI
- CPaaS APIs/SDKs

Digital Marketing & Advertising Innovations



- Create instant, intuitive, contextual experiences via virtually any form of digital communication or advertising channel – from webpage buttons, banner ads, QR codes, SMS html links, and more
- *Low-cost method to drive CX improvements*

- Kandy Drops
- CCaaS
- AI
- Voice or textual channels

MULTI-SERVICE BACKBONE FOR SERVICE PROVIDERS AND ENTERPRISE


Teams DR, UCaaS & STaaS Portals
API Marketplace
Healthcare
Finance
Retail
Manufacturing
Kandy Managed Services
Enterprise
APIs
3rd Party Apps
UCaaS
Live Support
Carrier Services
Voice Video
PSTN
SMS
SBC
SIP Trunk
MSG / RCS
IoT
Billing
Kandy Services (Digital Consumption)
UCaaS
STaaS
PSTN / E.S.
Web RTC
SMS / RCS
AI Chat AI IVR
Edge SBCs
Kandy Apps
Collab
zoomphone
GENESYS
webex
Five9

Telco

- Kandy CPaaS & UCaaS API integration with ppartner (PSTN, messaging, billing, etc.)
- Maximize voice and network revenues
- Simplify management & billing

Kandy Marketplace/CPaaS

- Robust communications APIs
- Provisioning and billing API platform for seamless integration
- Kandy self-service portal and admin management (purchase, MACD, etc.)

Third-Party SaaS/App Vendors

- New channel for ISVs to monetize their apps
- Augment portfolio with partner and Kandy services
- 1st and 3rd party apps

Enterprise

- Manage and consume digitally
- Assign users & admins
- Move, Add, Change or Deletion (MACD)
- Purchases and assign apps and services to employees

CARRIER GRADE WEBRTC GATEWAY

Our proprietary WebRTC gateway is one of the highest scale, open source, multi-tenant, carrier-grade gateways on the market, bolting on to any VoIP PBX/Switch. User-friendly APIs enable developers to embed next gen frictionless communications

- Used by all top web browsers, making it easy to deliver rich multimedia experiences, changing the way people communicate
- Improves the customer experiences by engaging with customers where they are on almost any device to start a two-way conversation
- Contrasts traditional communication tools by not requiring plugins or software (native browser enabled communications)
- Supports private and public cloud options, enabling businesses to leverage their current cloud deployment
- Allows for embedding of robust communications services into any business process or application

USE CASES

TEAM COLLABORATION & COMMUNICATION	HEALTHCARE	ENTERTAINMENT	ONE-WAY CONVERSATIONAL DEVICES
ONLINE EDUCATION	SURVEILLANCE	INTERNET OF THINGS	CONNECTED & SELF-DRIVING AUTOMOBILES

13

EXPANDING DISTRIBUTION AVCT is positioned to gain market share as a premier white - label cloud communications provider, checking the CPaaS, CCaaS & UCaaS boxes, while also capitalizing on our direct to enterprise capabilities (e.g. Tier 1 support) to sell through our partners or direct Target technology providers, such as Service Providers (SPs), Resellers, Independent Software Vendors (ISVs), and System Integrators (SIs) Target enterprises looking to deploy their own cloud technology using APIs/SDKs and/or enable cloud communications to support their business and customer communications and interactions • Strategic Alliances: companies looking to co - invest to monetize cloud communication technology e.g., AT&T marketplace and IBM • Partners: companies looking to white label or resell cloud technologies e.g., Etisalat and AT&T. Significant opportunity to grow revenue with existing partners while identifying new ones • Organic: Target select vertical markets with high growth potential e.g., government, retail, financial, & healthcare • Inorganic: Make selective acquisitions to expand use of the Kandy platform CHANNEL: White - Label DIRECT: Direct to Enterprise 15

Our Platform Empowers Organizations to Power Our World SELECT STRATEGIC ALLIANCES FORTUNE 50 TECHNOLOGY LEADER • Partner for UCaaS Center of Excellence • Cloud instance to support province of Quebec • Cloud instance to support Hertz Corporation FORTUNE 10 TELECOM PROVIDER • API marketplace: CPaaS funnel growing with F100 accounts • Provider of Microsoft Teams direct routing • Provider of CCaaS click - to - connect IP toll - free enhancements LARGEST PTT IN MIDDLE EAST • Private cloud UCaaS, CCaaS, and CPaaS solutions in highly regulated environment 16

SELECT STRATEGIC ALLIANCES

AT&T

AT&T API Marketplace
Real-time communications
Faster. Smarter. Better.



Self Service APIs
- Messaging
- Voice
- Video
- Chat
- 2FA
- Location



Turnkey Apps
- Click-to-Connect
- Virtual Directory
- Click-to-Connect w/ Toll Free*



Developer Community
- Dev-to-Dev Collaboration
- Community Tab
- Developer Tips/Tricks



IPTF Click-to-Connect
- TF Enhancement
- IPTF Click-to-Connect
- C2C/Minute (Amazon)
- AI IVR

Braidio

3rd Party Application On-boarding
- Digital contract/ brand/sell/bill/ Provision
- Developer-to-Market Solutions

Microsoft

Connectivity
- SBCaaS
- Microsoft Teams
- STaaS
- Number Management

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SELECT STRATEGIC ALLIANCES Cloud Talk Meeting & Collaboration • Audio & Video • Conferencing • Collaboration • Mobile apps Kandy Call Center • Inbound voice call center • SIP Phones & Softphones • Supervisor console Third Party Applications • Telehealth American Hospital of Dubai • Workstream apps Braidio Private cloud • UCaaS, CCaaS, CPaaS • APIs, SDKs, WebRTC • Regulatory compliance • Security 18

SELECT STRATEGIC ALLIANCES IBM | UCaaS • UCaaS Center of Excellence • Smart Office – desktop & mobile • Contact Center | Auto Attendant | Live Support | AI - IVR IBM Cloud | For Financial Services • UCaaS • Smart Office – desktop & mobile • Contact Center • SIP Trunking • Announced Offering 9/21

COLLECTIVE PORTFOLIO OF STRONG ENTERPRISE CUSTOMERS AVCT is growing rapidly and has a strong base of existing customers including notable enterprise accounts and technology leaders Kandy services are deployed in more than 13,000 businesses via partners across enterprise verticals of education, healthcare, finance, and retail. Customer deployment ranges from 5 to 150,000 seats.

WHY AVCT? Multi - Service Cloud Communications • UCaaS, CPaaS & CCaaS services • White - label • API enabled for easy integration Global Footprint • Platform & PSTN • Carrier - grade • Safe and secure White Glove Service • Dedicated resources • Partner or AVCT provided • Tier 1 - 3 Solution Capabilities • Easy button deployment and management • Easy integration via APIs • Enterprise or provider managed + + + = Stickiness for Medium & Large Enterprises 21

Proforma Balance Sheet, Capitalization & Ownership

PROFORMA BALANCE SHEET & CAPITALIZATION 23 $ millions Actual Proforma Cash & Cash Equivalents $ 9.2 $ 9.3 Other Current Assets $ 26.9 $ 26.8 Property & Equipment $ 8.9 $ 8.9 Oth e r N o n - C u rr e n t A ss e ts Total Assets $ 101.3 $ 146.3 $ 101.3 $ 146.4 Total Debt, current and noncurrent portions $ 121.7 $ 13.8 Other Current Liabilities $ 34.4 $ 34.3 Other Non - Current Liabilities $ 5.4 $ 5.4 Total Liabilities $ 161.5 $ 53.6 Total Shareholders' Equity $ (15.2) $ 92.9 Total Liabilities & Shareholders' Equity $ 146.3 $ 146.4 Unaudited Proforma Condensed Balance Sheet - June 30, 2021 Capitalization Table – September 30, 2021 Note: Refer to the detailed Unaudited Proforma Consolidated Balance Sheet on page 26 and the accompanying Notes on page 27. millions Common Shares Outstanding June 30, 2021 20 .4 PIP E U n i t A c t i v i ty - Debentures Mandatory Conversion - Penny Warrants Exercised 38 . 8 6 . 0 Common Shares Outstanding September 30, 2021 65.2 Not Included Above PIP E U n i t W arra n ts ( $ . 0 1 s t r i k e p r i c e ) 6.2 IP O W arra n ts ( $11 . 5 0 s t r i k e p r i c e ) 26.7 Equity Incentive Plan Unvested Units 3.9

24 PROFORMA OWNERSHIP SUMMARY P r o f o r m a (3) Exercise (2) Post - Exercise Shares Shares % S e p t e m b e r 30 , 202 1 (1) Shares % Sh a r e ho l d e r Stratos Management Systems Holdings LLC 17.0 26% - 17.0 24% Ribbon Communications Inc. 13.7 21% 4.4 18.1 25% Navigation Capital Partners SOF I, LLC 10.0 15% - 10.0 14% Pensare Sponsor Group, LLC 6.8 10% - 6.8 10% M a s T e c C o r p o r a t i on 2.7 4% 0.3 3.0 4% Others 15.0 23% 1.5 16.5 23% 65.2 100% 6.2 71.4 100% Notes (1) Reflects conversion of $133.9 million of PIPE Unit debentures into 38.8 million shares on September 8, 2021 and exercise of 6.0 million PIPE Unit penny warrants subsequent to June 30, 2021. (2) Reflects the proforma conversion of remaining 6.2 million outstanding PIPE unit penny warrants. (3) Excludes 26.7 million warrants ($11.50 exercise price) and 3.9 million issued but unvested RSUs under the Company's Equity Plan subject to vesting schedules and/or stock performance targets.

Appendices & Glossary

26 UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET - JUNE 30, 2021 Debenture As reported Conversion P e nn y W a rr a n t Exercise PPP Loan Forgiveness P r o F o r m a ASSETS C u rr e n t a ss e t s : Cash $ 9,214 $ - $ 122 5) $ - $ 9,336 Restricted cash 170 - - - 170 Trade receivables, net 21,982 - - - 21,982 Prepaid expenses 3,038 - - - 3,038 Inventory 1,643 - - - 1,643 T o t a l c u rr e n t a ss e t s 36,047 - 122 - 36,169 P r op e r t y a n d e qu i p m e n t , n e t Other assets: Goodwill 8,921 62,823 - - - - 8,921 62,823 Other intangible assets, net 38,015 - - 38,015 Other noncurrent assets 497 - - - 497 T o t a l o t h e r a ss e t s 101,335 - - - 101,335 TOTAL ASSETS $ 146,303 $ - $ 122 $ - $ 146,425 LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities Accounts payable and accrued expenses $ 32,328 $ - $ - $ (40) 8) $ 32,288 Deferred revenue 2,030 - - - 2,030 Line of credit 8,608 - - - 8,608 Current portion of notes payable and capital leases 8,822 - - (4,135) 9) 4,687 - - - (4,175) 50 0 48,113 Subordinated promissory note T o t a l c u rr e n t li a b ili t i e s Long - term liabilities Notes payable and capital leases (net of current portion and 50 0 - 52,288 - 4 5 - - - 4 5 deferred financing fees) Convertible Debentures, net of discount - related party 84,211 (84,211) 1) - - Convertible Debentures, net of discount 19,609 (19,609) 1) - - - Warrant liabilities 5,326 - - - 5,326 Other liabilities 70 - - - 70 T o t a l l ong - t e rm li a b ili t i e s 109,261 (103,820) - - 5,441 Total liabilities 161,549 Stockholders' equity: Preferred stock, $0.0001 par value; 5,000,000 authorized; none issued and outstanding - (103,820) - - (4,175) - - 53,554 - Common stock, $0.0001 par value; 500,000,000 shares authorized; 20,302,452 and 70,578,495 shares issued and outstanding as reported and pro forma, respectively 2 4 2) 1 6) - 7 A dd i t i on a l p a i d - i n ca p i t a l 65,727 104,381 3) 121 7) - 170,229 Accumulated deficit (80,975) (565) 4) - 4,175 10) (77,365) T o t a l s t o c kho l d e r s ' e qu i t y (15,246) 103,820 122 4,175 92,871 TOTAL LIABILITIES AND STOCKHOLDERS' $ 146 , 30 3 $ - $ 122 $ - $ 146 , 42 5 See notes to the unaudited pro forma condensed consolidated balance sheet

27 NOTES TO UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET The following represent notes to the Proforma Condensed Consolidated Balance Sheet as of June 30, 2021, which reflects the pro forma impact on the consolidated balance sheet as of June 30, 2021, as if the following occurred as of June 30, 2021: i) the PIPE Unit Convertible Debentures (Debentures) were converted to shares of common stock (such conversion actually took place on September 8, 2021) ii) the PIPE Unit Penny Warrants (Penny Warrants) were converted to shares of common stock (6.0 million of the 12.2 million total outstanding Penny Warrants were exercised as of September 30, 2021), and iii) the subsequent (July 2021) forgiveness of the loan that was granted under the Paycheck Protection Program (PPP loan). Notes to Pro Forma Consolidated Balance Sheet as of June 30, 2021 1) Represents elimination of Debentures converted to common stock 2) Represents par value of 38,081,307 shares that would be issued if the Debentures are converted 3) Represents equity impact of elimination of Debenture principal, paid - in - kind interest, and Debenture discount 4) Represent write - off of unamortized portion of Debenture deferred financing fees 5) Represent cash proceeds from conversion of 12,194,736 Penny Warrants at a price of $0.01 per share 6) Represent par value of 12,194,736 shares that would be issued if Penny Warrants were converted 7) Represents issuance of shares, net of the par value, if Penny Warrants are converted to shares of common stock 8) Represents elimination of the interest accrued on Paycheck Protection Program (PPP) loan forgiven by the SBA in July 2021 9) Represents elimination of PPP loan principal forgiven by the SBA in July 2021 10) Represents the gain on extinguishment of the PPP loan principal and related accrued interest

Glossary

Term	Definition
2FA	Two Factor Authentication - a security system that requires two separate, distinct forms of identification such as codes sent via email or text and enabled using APIs
APIs	Application Programming Interface is a software intermediary that allows two applications to talk to each other typically using REST (Representational State Transfer) protocol
SDKs	Software Development Kits
AI	Artificial Intelligence the ability of a computer or a robot controlled by a computer to do tasks that are usually done by humans
Apps	Applications are a type of computer software program that performs a specific personal, business or communications function
BPO	Business Process Optimization is the practice of increasing organizational efficiency by improving processes and communications
C2C	Customer to Customer is a business model where customers can trade with each other, typically in an online environment.
CCaaS	Contact Center as a Service is a cloud-based customer experience solution that allows companies to subscribe to a contact center software
Collab	Collaboration in the context of communications is to work jointly with others using online software enabling chat, voice, video, file and screen sharing
CPaaS	Communications Platform as a Service is a cloud-based delivery model that allows companies to add or embed communication features on an a la carte basis to their existing business applications.
CSAT	Customer Satisfaction is a key performance indicator to track how satisfied customers are with your organization's products and/or services, measured through surveys or direct feedback.

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GLOSSARY

Term	Definition
CSP	Communications Service Providers are telecommunications, connectivity, and applications services providers over fixed or wireless networks
CX	Customer Experience is the sum total of customers' perceptions and feelings resulting from interactions with a brand's products and services
DR, DRaaS	Direct Routing, or Direct Routing as a Service is a method to provide a PSTN (public switched telephone network) connection to Microsoft Teams users,
ES	Emergency Services such as 911 or e911
Gig economy	The exchange of labor for money between individuals or companies via digital platforms
HA	High Availability is the ability of a system to operate continuously without failing for a designated period of time, often achieved through use of redundancy or redundant backup systems
Html	HyperText Markup Language is the standard markup language for webpages and content designed to be displayed in a web browser on the internet or world wide web
ISV	Independent Software Vendor is an individual or organization that develops, markets, and sells software and communications applications and solutions that run on computer hardware or cloud platforms
IoT	Internet of Things are objects that are embedded with sensors that connect and exchange data over the Internet or other communications networks
IPR	Intellectual Property Rights refers to assignment of property rights through patents, copyrights and trademarks especially for software, applications or hardware designs
IPTF	IP Toll Free, an AT&T Business Service, provides toll-free calling with the efficiency and economic benefits of IP Telephony
ISO27K	The ISO 27000-series standards for managing cyber attack risks and internal data security threats
HIPAA	Health Insurance Portability and Accountability Act a federal law that sets a national standard to protect medical records and other personal health information

29

GLOSSARY

Term	Definition
IVR	Interactive Voice Response a technology that allows humans to interact with automated phone systems through the use of voice and DTMF tones .
Kandy Wrappers	Prepackaged, lightweight software applications with voice, video, messaging and collaboration
LS	Live Support, a Kandy Wrapper application that enables website visitors to call agents from their browser using chat, voice, video, screen and file sharing. Live Support also supports regular phone calls and can be enhanced with AI chat and AI IVR capabilities
VA	Visual Attendant, a Kandy Wrapper application that enables website visitors to call out to regular phone numbers from their browser
MACD	Move, Add, Change or Deletion is a service that allows changes to network hardware and software or communications services.
MSG / RCS	Messaging / Rich Communication Service is a new protocol helping communications service providers improve upon the limitations of SMS or text messaging
NOC	Network Operations Center is one or more locations from which network monitoring and control, or network management, is exercised over data or telecommunications networks
NPS	Net Promoter Score is an index that measures the willingness of customers to recommend a company's products or services to others.
OTTs	Over-the-Top players provide services such as communications that offered directly to end users independently of the network operator who owns the network over which the services are offered.
PBX	Private Branch Exchange is a business telephone switching system that connects multiple extensions within an office to each other as well as to a small number of outside lines.
PoP	Point of Presence is an access point or physical location at which two or more communications networks or devices share a connection
PSTN	Public Switched Telephone Network is the world's collection of interconnected voice-oriented public circuit-switched telephone networks
PTT	A postal, telegraph, and telephone service is a government agency responsible for postal mail, telegraph, and telephone services.
RPA	Robotic Process Automation is a form of business process automation technology based on AI artificial intelligence /digital workers or robots
RTC	Real Time Communications refers to any form of live telecommunications that occur instantly without transmission delays or with negligible latency

30

GLOSSARY

Term	Definition
SBC	Session Border Controller is a dedicated hardware device or software application that governs the manner in which phone calls are initiated, conducted and terminated on a voice over Internet Protocol (VoIP) network. SBC is like a security "firewall" for real time communications such as voice and video
SBCaaS	Session Border Controller as a Service enables SBC functionality from a cloud network without need for a physical on premise device
SD-WAN	Software-Defined Wide Area Network is a software-defined approach to managing the wide-area network, or WAN through a centralized cloud-delivered interface
SIP Trunking	Session Initiation Protocol lets you run a phone system over an internet connection instead of traditional phone lines. Trunking refers to the backbone of phone lines used by multiple users that connects to a telephone network.
SLA	Service Level Agreement defines the level of service expected by a customer from a supplier, laying out the metrics by which that service is measured.
SMS	Short Message Service is a text messaging service on most mobile devices, as well as telephones, and internet systems
STaaS	SIP Trunking as a Service is a method where SIP Trunking services are enabled from a cloud platform on a subscription basis
TAM	Total Addressable Market refers to the revenue opportunity available for a product or service
TF	Toll Free telephone numbers with distinct three-digit codes that can be dialed with no charge to the person placing the call.
UCaaS	Unified Communications as a Service is a cloud-delivered unified communications model that supports telephony, audio/video/web conferencing, unified messaging, Instant messaging and presence (personal and team), Mobility, and communications-enabled business processes
UX	User Experience encompasses all aspects of the end-user's interaction with the company, its services, and its products
VoIP	Voice over Internet Protocol enables the transmission of voice and multimedia content over an internet connection.
WebRTC	Web Real Time Communications is a free and open-source project providing web browsers and mobile applications with real-time communication (RTC) via simple application programming interfaces (APIs).
WFA / WFH	Work From Anywhere / Work from Home

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